Exhibit 10.28

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) March 30, 2019; AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS (A) CONTAINED IN THE ARTICLES OF THE CORPORATION; AND (B) ON TRANSFER AND TO OTHER RIGHTS AND OBLIGATIONS SET FORTH IN A SHAREHOLDERS’ AGREEMENT BETWEEN THE CORPORATION AND ITS SHAREHOLDERS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.

THIS WARRANT CERTIFICATE, AND THE WARRANTS EVIDENCED HEREBY, SHALL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE THE EXPIRY TIME (AS HEREINAFTER DEFINED).

Number of Warrants: 28,922	Issue Date: March 30, 2019 (the “Issue Date”)
Certificate No: 201903 – 01	Expiry Date: March 30, 2023 (the “Expiry Date”)

WARRANT CERTIFICATE

NORTHERN SWAN HOLDINGS, INC.

For value received, Rimrock High Income Plus (Master) Fund, Ltd., 100 Innovation Drive, Suite 200, Irvine, California 92617 (the “Holder”) is the registered holder of that number of warrants (the “Warrants”) of Northern Swan Holdings, Inc. (the “Corporation”) as set forth above.

1. Definitions.

As used in this Warrant certificate, unless otherwise defined or unless the context otherwise requires, the following terms have the following respective meanings:

(a)	“Business Day” means any day of the year, other than a Saturday, Sunday, legal holiday or any day on which banking institutions are closed in New York, New York;

(b)	“Current Market Price” at the applicable date, means the weighted average of the sale prices per Share at which the Shares have traded on the Exchange, or, if the Shares are not listed on any Exchange, then on the over-the-counter market, for any 20 consecutive trading days selected by the Corporation commencing not later than 30 trading days and ending no later than 5 trading days before such date; provided, however, if such Shares are not traded during such 30 day period for at least 20 consecutive trading days, the simple average of the following prices established for each of 20 consecutive trading days selected by the Corporation commencing not later than 30 trading days and ending no later than 5 trading days before such date:

(i)	the average of the bid and ask prices for each day on which there was no trading; and

(ii)	the closing price of the Shares for each day that there was trading,

or in the event that at any date the Shares are not listed on any Exchange or on the over-the-counter market, the current market price shall be as determined by the directors or such firm of independent chartered accountants as may be selected by the directors acting reasonably and in good faith; for these purposes, the weighted average price for any period shall be determined by dividing the aggregate sale prices during such period by the total number of Shares sold during such period;

(c)	“Equity Shares” means the Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders thereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends;

(d)	“Exchange” means any stock exchange on which the Shares are then listed;

(e)	“Exercise Price” means US$0.01 per Share, unless such price shall have been adjusted in accordance with the provisions of Section 10, in which case it shall mean the adjusted price in effect at such time; and

(f)	“Shares” means the class A common shares in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Warrant certificate; provided that, in the event of a subdivision, redivision, reduction, combination, consolidation or reclassification of the capital of the Corporation or such successive subdivisions, redivisions, reductions, combinations, consolidations or reclassifications, “Shares” shall thereafter mean the shares corresponding to the Shares resulting from such subdivision, redivision, reduction, combination, consolidation or reclassification.

2. Warrants. Subject to the terms hereof, each vested Warrant shall entitle the Holder to purchase one Share at the Exercise Price until 5:00 pm (Vancouver time) on the Expiry Date (the “Expiry Time”).

3. Vesting. All of the Warrants shall vest and be exercisable commencing on the date that all of the outstanding principal amount of that certain secured convertible note of the Corporation dated March 30, 2019 and registered to Rimrock High Income Plus (Master) Fund, Ltd. (Secured Convertible Note No. 1A) (the “Convertible Note”) has been converted into Conversion Shares (as defined in the Convertible Note) in accordance with its terms. In the event that the Convertible Note is repaid in full or all of the principal amount thereunder is not converted into Conversion Shares in accordance with the terms thereof, the Warrants shall be cancelled and this certificate shall be null and void.

4. Transfer of Warrants. The Warrants may not be assigned or transferred.

5. Warrants Exercise Procedure. Once vested, the Warrants represented by this Warrant certificate may be exercised in whole or in part at any time prior to the Expiry Time by surrendering the original of this Warrant certificate at the offices of the Corporation set out in subsection 21(h) hereof together with a subscription form in the form attached as Schedule “A” hereto duly completed and executed, such additional documents as may be contemplated thereby, and a certified cheque, bank draft or money order in lawful money of the United States of America payable to or to the order of the Corporation in an amount equal to the Exercise Price multiplied by the number of Shares for which subscription is being made. For certainty, no warrants may be exercised unless and until they have vested in accordance with Section 3 hereof.

6. Register of Warrantholders. The Corporation shall cause a register (the “Register”) to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by each of them. The Corporation may treat the registered holder of any certificate representing Warrants as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

7. Partial Exercise. The Holder may subscribe for and purchase a number of Shares less than the full number of Shares entitled to be subscribed for and purchased hereunder. In the event that the Holder subscribes for and purchases less than the full number of Shares entitled to be subscribed for and purchased under this Warrant certificate prior to the Expiry Time, the Holder shall be entitled to receive and the Corporation shall issue, without charge, a new Warrant certificate to the Holder in substantially the same form as this Warrant certificate with appropriate changes to reflect the unexercised balance of the Warrants.

8. Delivery of Shares. Upon delivery of this Warrant certificate and payment as set out in Section 5 hereof, the Corporation shall cause to be issued to the Holder the Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant certificate and the Holder shall become a shareholder of the Corporation in respect of such Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate(s) representing the Shares and a replacement Warrant certificate, if any, and the Corporation shall cause such certificate(s) to be mailed to the Holder at the address(es) specified in such subscription within five Business Days of such delivery and payment.

9. No Rights of Shareholders. Nothing contained in this Warrant certificate shall be construed as conferring upon the Holder any right or interest whatsoever as a holder of Shares of the Corporation or any other right or interest except as herein expressly provided.

10. Adjustment of Subscription and Purchase Rights.

The rights evidenced by this Warrant certificate are to purchase Shares. The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever at any time after the date hereof the Corporation:

(i)	issues Shares or securities exchangeable for or convertible into Shares to all or substantially all the holders of the Shares as a stock dividend; or

(ii)	makes a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares; or

(iii)	subdivides its outstanding Shares into a greater number of shares; or

(iv)	consolidates its outstanding Shares into a smaller number of shares;

(any of such events being called a “Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for the happening of a Share Reorganization, as the case may be, at which the holders of Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which is the number of Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had all such securities been exchanged for or converted into Shares on such effective date or record date).

(b)	If and whenever at any time after the date hereof the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Shares under which such holders are entitled to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares, where:

(i)	the right to subscribe for or purchase Shares, or the right to exchange securities for or convert securities into Shares, expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being herein in this Section 10 called the “Rights Period”), and

(ii)	the cost per Share during the Rights Period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) (herein in this Section 10 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

(1)	the number of Shares outstanding as of the record date for the Rights Offering; and

(2)	a number determined by dividing the product of the Per Share Cost and:

(I)	where the event giving rise to the application of this subsection 10(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

(II)	where the event giving rise to the application of this subsection 10(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Shares as of the record date for the Rights Offering; and

(B)	the denominator of which is:

(1)	in the case described in subparagraph 10(b)(A)(2)(I), the number of Shares outstanding, or

(2)	in the case described in subparagraph 10(b)(A)(2)(II), the number of Shares that would be outstanding if all the Shares described in subparagraph 10(b)(A)(2)(II) had been issued,

as at the end of the Rights Period.

Any Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as defined in the Securities Act (British Columbia)) of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

If by the terms of the rights, options or warrants referred to in this Section 10, there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(I)	the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(II)	the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 10 as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Section 10, the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

If the Holder has exercised this Warrant in accordance herewith during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor (the “Entitlement Period”), the Holder will, in addition to the Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Shares equal to the result obtained when (A) the Exercise Price in effect immediately prior to the end of such Rights Offering pursuant to this subsection is multiplied by the number of Shares received upon the exercise of this Warrant during such period, (B) the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection, and (C) the number of Shares acquired by the Holder during the Entitlement Period in accordance with the terms hereof is subtracted from the resulting divided product; provided that the provisions of Section 13 will be applicable to any fractional interest in a Share to which such Holder might otherwise be entitled. Such additional Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Shares will be delivered to such Holder within ten (10) Business Days following the end of the Rights Period.

(c)	If and whenever at any time after the date hereof the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Shares of:

(i)	shares of the Corporation of any class other than Shares;

(ii)	rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Corporation;

(iii)	evidence of indebtedness; or

(iv)	any property or other assets,

and if such issuance or distribution does not constitute (A) a Share Reorganization, (B) a Rights Offering, or (C) the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Shares under which such holders are entitled to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares, where:

(a)	the right to subscribe for or purchase Shares, or the right to exchange securities for or convert securities into Shares, expires not more than 45 days after the date of such issue, and

(b)	the cost per Share during the Rights Period, inclusive of the Per Share Cost, is 95% or more than the Current Market Price of the Shares on the record date,

(any of such non-excluded events being called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

(1)	the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(2)	the aggregate fair market value (as determined by action by the directors of the Corporation, subject, however, to the prior written consent of the Exchange, where required) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(B)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as defined in the Securities Act (British Columbia)) of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(d)	If and whenever at any time after the date hereof there is a Share Reorganization, a Rights Offering, a Special Distribution, a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than a Share Reorganization), or a consolidation, amalgamation, plan of arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising this Warrant after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which such Holder was theretofore entitled upon exercise of this Warrant. If determined appropriate by action of the directors of the Corporation, acting reasonably, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 10 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 10 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Warrant approved by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment in the Exercise Price shall occur as a result of:

(i)	an event referred to in subsection 10(a);

(ii)	the fixing by the Corporation of a record date for an event referred to in subsection 10(b); or

(iii)	the fixing by the Corporation of a record date for an event referred to in subsection 10(c) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Shares of (A) Equity Shares, or (B) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Share less than the Current Market Price on such record date or (C) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Equity Share less than the Current Market Price on such record date, then the number of Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted by multiplying the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent any adjustment in subscription rights occurs pursuant to (i) this subsection 10(e) as a result of a distribution of exchangeable or convertible securities other than Equity Shares referred to in subsection 10(a), or (ii) as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in subsection 10(b), the number of Shares purchasable upon exercise of this Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Shares which would be purchasable based upon the number of Shares actually issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this subsection 10(e) as a result of the fixing by the Corporation of a record date for the distribution of exchangeable or convertible securities other than Equity Shares or rights, options or warrants referred to in subsection 10(c), the number of Shares purchasable upon exercise of this Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number which would be purchasable pursuant to this subsection 10(e) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this subsection 10(e) on the basis of the number of Equity Shares issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

11. Rules Regarding Calculation of Adjustment of Exercise Price.

(a)	The adjustments provided for in Section 10 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-hundredth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 11.

(b)	No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)	No adjustment in the Exercise Price will be made in respect of any event described in Section 10, other than the events referred to in clauses 10(a)(iii) and (iv), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised this Warrant prior to or on the effective date or record date of such event.

(d)	No adjustment in the Exercise Price will be made under Section 10 in respect of the issue from time to time of Shares issuable from time to time as dividends paid in the ordinary course to holders of Shares who exercise an option or election to receive substantially equivalent dividends in Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a Share Reorganization.

(e)	If at any time a dispute arises with respect to adjustments provided for in Section 10, such dispute will be conclusively determined by a firm of nationally recognized chartered professional accountants appointed by the Corporation (who may be the auditors of the Corporation) and acceptable to the Holder, and any such determination, where required, absent manifest error, will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation and fees payable to such accountants or auditors will be paid by the Corporation.

(f)	In case the Corporation after the date of issuance of this Warrant takes any action affecting the Shares, other than action described in Section 10, which in the opinion of the board of directors of the Corporation, acting reasonably, would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Corporation but subject in all cases to any necessary regulatory approval and the approval of the Holder. Failure of the taking of action by the directors of the Corporation, acting reasonably, so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Shares will be conclusive evidence that the board of directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

(g)	If the Corporation sets a record date to determine the holders of the Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(h)	In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)	As a condition precedent to the taking of any action which would require any adjustment to this Warrant, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)	The Corporation will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 10, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price, and, if reasonably required by the Holder, such notice and the amount of the adjustment specified therein shall be verified by an opinion of a firm of nationally recognized chartered professional accountants appointed by the Corporation (who may be the auditors of the Corporation) and acceptable to the Holder, acting reasonably.

(k)	The Corporation covenants to and in favour of the Holder that so long as this Warrant remains outstanding, it will give notice to the Holder of its intention to fix a record date for any event referred to in subsections 10(a), (b) or (c) (other than the subdivision or consolidation of the Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date or the effective date for such event; provided that the Corporation is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 7 days prior to each such applicable record date or effective date.

12. Consolidation and Amalgamation. In the case of the Corporation entering into a transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, the successor corporation shall be bound by all of the provisions hereof including the due and punctual performance of all covenants and obligations of the Corporation and forthwith following the occurrence of such event, the successor corporation resulting from such reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise (if not the Corporation), shall expressly assume, by supplemental certificate satisfactory in form to the Holder, acting reasonably, and executed and delivered to the Holder, the due and punctual performance and observance of this Warrant certificate to be performed and observed by the Corporation and these securities and the terms set forth in this Warrant certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant certificate.

13. No Fractional Shares. Upon the exercise of the Warrants evidenced hereby, the Corporation shall not be required to issue an aggregate number of Shares that results in any fractional Shares being issued and the Holder shall not be entitled to any cash payment or compensation in lieu of a fractional Share.

14. Legending of Shares. The Warrants have been, and the Shares will be, issued pursuant to an exemption (an “Exemption”) from the registration and prospectus requirements of applicable securities laws. To the extent that the Corporation relies on such Exemption, the Shares may be subject to restrictions on resale and transferability contained in applicable securities laws.

The Holder hereby agrees and consents by acceptance hereof that the certificate or certificates representing the Shares shall be impressed with a legend substantially in the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT THE DISTRIBUTION DATE]; AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS (A) CONTAINED IN THE ARTICLES OF THE CORPORATION; AND (B) ON TRANSFER AND TO OTHER RIGHTS AND OBLIGATIONS SET FORTH IN A SHAREHOLDERS’ AGREEMENT BETWEEN THE CORPORATION AND ITS SHAREHOLDERS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

The Warrants and the Shares issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state of the United States. Accordingly, the Warrants and the Shares issuable upon exercise hereof may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the applicable securities laws of all applicable states or available exemption therefrom. The Warrants may not be exercised by or on behalf of a U.S. person or person in the United States unless the Warrants and the Shares issuable upon exercise of the Warrants have been registered under the 1933 Act and the applicable securities legislation of any such state or an exemption from such registration requirements is available. “United States” and “U.S. person” are as defined by Regulation S under the 1933 Act. The Holder hereby agrees and consents by acceptance hereof that all certificates representing Shares acquired upon exercise of the Warrants by, or for the account or benefit of, U.S. persons or persons in the United States shall have the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.

provided, that if the Shares are being sold under clause (B) above, the legend set forth above may be removed by providing a declaration to the Corporation and its registrar and transfer agent in the form attached hereto as Schedule “B” or such other evidence of exemption as the Corporation or its registrar and transfer agent may from time to time prescribe (which may include an opinion satisfactory to the Corporation and its registrar and transfer agent), to the effect that the sale of the Shares is being made in compliance with Rule 904 of Regulation S under the 1933 Act; provided further, that if any of the Shares are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws.

15. Shareholders’ Agreement. Upon the exercise of the Warrants and as a condition to the issuance of the Shares, to the extent not previously executed and delivered to the Corporation in connection with the issuance of the Conversion Shares under the Convertible Note, the Holder shall execute and deliver to the Corporation: (a) an acknowledgment and assumption agreement to be bound by the Corporation’s amended and restated shareholders’ agreement dated March 30, 2019, as amended from time to time (the “Shareholders’ Agreement”) in the form contemplated by the Shareholders’ Agreement; and (b) such other documents as may be reasonably required by the Corporation, including any documents required to be completed by the holders of securities of the Corporation pursuant to applicable law.

16. Change; Waiver. Subject to the approval of the Exchange (if required), the provisions of these Warrants may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Corporation and the Holder.

17. No Obligation to Purchase. Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for, or the Corporation to issue, any Shares except those Shares in respect of which the Holder shall have exercised its right to purchase in the manner provided hereunder.

18. Covenants.

(a)	The Corporation covenants and agrees that (i) so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Shares to satisfy the right of purchase provided for herein should the Holder determine to exercise its rights in respect of all the Shares available for purchase and issuance under such outstanding Warrants, and (ii) all Shares which shall be issued upon the due exercise of the right to purchase provided for herein, upon payment therefor of the amount at which such Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Shares in the capital of the Corporation and free of all liens, charges and encumbrances and the Holder shall not be liable to the Corporation or to its creditors in respect thereof.

(b)	The Corporation shall make all requisite filings under the Securities Act (British Columbia) and the regulations thereunder.

(c)	The Corporation shall use commercially reasonable efforts to preserve and maintain its corporate existence.

19. Representations and Warranties. The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate and lawful power and authority to create and issue this Warrant certificate and the Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms;

20. Lost Certificate. If this Warrant certificate becomes stolen, lost, mutilated or destroyed, the Corporation may, on such terms as it may in its discretion impose, issue and countersign a new Warrant certificate of like denomination, tenor and date as the Warrant certificate so stolen, lost, mutilated or destroyed.

21. General.

(a)	The headings in this certificate are for reference only and do not constitute terms of the Warrant certificate.

(b)	Whenever the singular or masculine is used in this Warrant certificate the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

(c)	This Warrant certificate shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

(d)	Time shall be of the essence of this Warrant certificate.

(e)	This Warrant shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Without prejudice to the right of the Holder to commence any proceedings with respect to this Warrant certificate in any other proper jurisdiction, the Corporation hereby attorns and submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia, provided that the Holder shall be entitled to commence actions in the courts of any other jurisdiction in its discretion for the purpose of enforcing the provisions of this Warrant certificate.

(f)	If any one or more of the provisions or parts thereof contained in this Warrant certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(i)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(ii)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant certificate in any other jurisdiction.

(g)	In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

(h)	All notices or other communications to be given to a party under this Warrant certificate shall be delivered by hand, courier, ordinary prepaid mail, facsimile or electronic mail; and, if delivered by hand, shall be deemed to have been given on the delivery date or, if such day is not a Business Day, on the first Business Day following the date of delivery, if delivered by ordinary prepaid mail shall be deemed to have been given on the fifth Business Day following the delivery date and, if sent by facsimile or electronic mail, on the date of transmission if sent before 5:00 p.m. (local time where the notice is received) on a Business Day or, if such day is not a Business Day, on the first Business Day following the date of transmission. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of the mail.

Notices to the Holder shall be addressed to the address of the Holder set out in the Register.

Notices to the Corporation shall be addressed to:

Northern Swan Holdings, Inc.
489 Fifth Ave., Floor 27
New York, NY 10017

Attention: Chief Executive Officer
Email:         kyle@northernswan.com

Each of the Corporation and the Holder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant certificate.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.]

IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be signed by its duly authorized officer on March 30 2019.

NORTHERN SWAN HOLDINGS, INC.

By:	/s/ Kyle Detwiler
Kyle Detwiler
Authorized Signatory

Northern Swan Holdings, Inc. – Warrant Certificate Signature Page

SCHEDULE “A”

WARRANT CERTIFICATE SUBSCRIPTION FORM

Northern Swan Holdings, Inc.

489 Fifth Ave., Floor 27

New York, NY 10017

Dear Sirs/Mesdames:

The undersigned hereby exercises the right to purchase and hereby subscribes for ___________ class A common shares (the “Shares”) in the capital of Northern Swan Holdings, Inc. (the “Corporation”) referred to in the Warrant certificate attached hereto according to the conditions thereof, and herewith makes payment of the purchase price in full for the Shares.

In connection with the exercise of the Warrant certificate, the undersigned represents as follows: (Please check the ONE box applicable):

☐	1.	The undersigned (a) at the time of exercise is not a U.S. person; (b) at the time of exercise is not within the United States; (c) is not exercising any of the Warrants represented by this Warrant certificate for the account or benefit of any U.S. person or person within the United States; and (d) did not execute or deliver this Subscription Form in the United States.

☐	2.	The undersigned (a) acquired the Warrants directly from the Corporation in connection with the issuance of a convertible note (“Convertible Note”); (b) is exercising the Warrants solely for its own account or for the account of the original beneficial purchaser, if any, (c) each of it and any beneficial purchaser was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, an “accredited investor” (as defined in Rule 501(a) of Regulation D under the 1933 Act) and (d) the representations, warranties and covenants set forth in the Convertible Note continue to be true and correct.

☐	3.	The undersigned has delivered to the Corporation a written opinion of U.S. counsel reasonably satisfactory to the Corporation to the effect that the Shares to be delivered upon exercise hereof are exempt from registration under the 1933 Act and the securities laws of all applicable states of the United States.

“1933 Act” means the United States Securities Act of 1933, as amended. “U.S. person” and “United States” are as defined by Regulation S under the 1933 Act.

Certificates representing Shares will not be registered or delivered to an address in the United States unless Box 2 or Box 3 above is checked and the requirements in connection therewith have been satisfied.

Certificates representing Shares issued upon exercise of Warrants pursuant to Box 2 or Box 3 above will bear a U.S. restrictive legend.

If any Warrants represented by this Warrant certificate are not being exercised, a new Warrant certificate representing the number of Warrants which are not exercised hereby will be issued and delivered with the Share certificate(s).

Northern Swan Holdings, Inc. – Warrant Certificate Schedule “A”

Please issue and deliver a certificate for the Shares being purchased as follows:

NAME:
(please print)
ADDRESS:

DELIVERY

INSTRUCTIONS:

1.	The registered holder of a Warrant may exercise its right to acquire Shares by completing and surrendering this Subscription Form and the ORIGINAL Warrant certificate representing the Warrants being exercised to the Corporation, together with the aggregate amount of the exercise price for the Shares as provided for in the Warrant certificate. Certificates representing the Shares to be acquired on exercise will be sent by prepaid first class mail to the address(es) above within five (5) business days after the receipt of all required documentation, subject to the terms of the Warrant certificate.

2.	If this Subscription Form indicates that the Shares are to be issued to a person or persons other than the registered holder of the Warrants to be converted: (a) the signature of the registered holder on this Subscription Form must be medallion guaranteed by an authorized officer of a chartered bank, trust corporation or an investment dealer who is a member of a recognized stock exchange; and (b) the registered holder must pay to the Corporation all applicable taxes and other duties.

3.	If this Subscription Form is signed by a trustee, executor, administrator, custodian, guardian, attorney, officer of a corporation or any other person acting in a fiduciary or representative capacity, this Subscription Form must be accompanied by evidence of authority to sign satisfactory to the Corporation.

DATED this _______ day of __________________________________, ___________________.

)
Signature of Witness	)	Signature of registered holder or Signatory thereof
[Please Note Instruction 2]	)
)
Print name of Witness	)	If applicable, print Name and Office of Signatory
)
)
	)	Print Name of registered holder as on certificate
)
	)	Street Address
)
	)	City, Province/State and Postal/ZIP Code
)
)
)

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

To:	Northern Swan Holdings, Inc. (the “Corporation”).

The undersigned (a) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”); and (b) certifies that (i) the undersigned is not an “affiliate” of the Corporation (as that term is defined in Rule 405 under the 1933 Act); (ii) the offer of such securities was not made to a person in the United States and either: (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States; or (B) the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (iii) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (iv) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act); (v) the seller does not intend to replace such securities with fungible unrestricted securities of the Corporation; and (vi) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

X
Date	Authorized signatory (if Holder is not an individual)

X
Signature of individual (if Holder is an individual)	Name of authorized signatory (please print)

Name of Holder (please print)	Official capacity of authorized signatory
(please print)

Northern Swan Holdings, Inc. – Warrant Certificate Schedule “B”